Label	Element	Value
AllianzIM U.S. Equity Buffer15 Uncapped Sep ETF | (AIM ETF Products Trust)
Prospectus [Line Items]	oef_ProspectusLineItems
Strategy Narrative [Text Block]	oef_StrategyNarrativeTextBlock

As described in the Fund’s prospectus, the Fund is subject to a “Spread” that represents the minimum return the SPDR® S&P 500® ETF Trust’s share price must achieve in positive market environments before the Fund participates in any positive returns, as measured at the end of the Outcome Period.

The Fund’s current Outcome Period will end on August 31, 2025, following which the Fund will reset and commence its new Outcome Period on September 1, 2025, as shown in the table below. The Fund’s Spread is not determined until after the end of the last market day prior to the new Outcome Period, or August 29, 2025.

As of the date of this Supplement, the Spread for the Fund for the new Outcome Period is expected to be within the range shown in the table below, before and after taking into account the Fund’s annualized unitary management fee of 0.74% of the Fund’s average daily net assets:

Fund Name	Ticker	New Outcome Period	Estimated Spread Range
AllianzIM U.S. Equity Buffer15 Uncapped Sep ETF	SEPU	September 1, 2025, to August 31, 2026	3.35% - 4.35% (before management fee) 4.09% - 5.09% (after management fee)

The Fund’s return will be further reduced by brokerage commissions, trading fees, taxes and non-routine or extraordinary expenses not included in the Fund’s unitary management fee, as described in the prospectus. The expected Spread range provided here is based upon market conditions as of the date of this Supplement. The final Spread could fall outside of this range if there is a material change in market conditions between the date of this Supplement and the date on which the final Spread is established.